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                                                                   Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
Jupiter Media Metrix, Inc.

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                          /s/ KPMG LLP

New York, New York
November 20, 2001